Exhibit 99.1

Shareholder Outreach September 2016

Forward-Looking Statements 2 The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "potential," "predicts," "projects," "seeks," "will," or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company's future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: our dependence on key management and product development personnel, our dependence on our Grand Theft Auto products and our ability to develop other hit titles, the timely release and significant market acceptance of our games, the ability to maintain acceptable pricing levels on our games, and risks associated with international operations. Other important factors and information are contained in the Company's most recent Annual Report on Form 10-K, including the risks summarized in the section entitled "Risk Factors," the Company’s most recent Quarterly Report on Form 10-Q, and the Company's other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Take-Two: Industry Leader We seek to be the most creative, innovative and efficient company in our business Our commitment to creativity and innovation enables us to consistently differentiate our products We combine leading technology with deep creative content to provide unique gameplay experiences We build compelling franchises by publishing a select number of titles for which we can create sequels and incremental revenue opportunities The creative talent at our wholly-owned labels, Rockstar Games and 2K, is the essential ingredient to building what we believe is the strongest portfolio of intellectual property in the business We have assembled a diversified portfolio of proprietary interactive entertainment that spans all major hardware platforms and broad consumer demographics Our intellectual property is primarily internally owned and developed, which we believe best positions us financially and competitively 3 Take-Two Interactive is a leading developer, marketer and publisher of interactive entertainment

FY2016: Outstanding Results and Robust Pipeline

FY2016 Financial Results Exceeded Expectations

GAAP Net Revenue	Cash Provided by Operating Activities
$1.4 Billion	**$261.3 Million**

Record GAAP Net Revenue
from digitally delivered content

$697.7 Million | 53% y-o-y increase

Highest-Ever Recurrent Consumer Spending
(virtual currency, add-on content/online games)

52% of GAAP revenue from digitally delivered content | 25% of total GAAP net revenue

Continued to Strengthen our Balance Sheet

Cash + Short Term Investments	Undrawn Credit Line
$1.3 Billion	**$100 Million**

Increased Total Shareholder Return by 52%

- Outperformance driven primarily by *Grand Theft Auto V* and *Grand Theft Auto Online*; *NBA 2K16* also exceeded expectations
- Results driven by robust sales of:
- Fiscal 2017 lineup includes *Battleborn* (released May 2016) and upcoming launches of *Mafia III*, *Sid Meier's Civilization VI*, *NBA 2K17* and *WWE 2K17*

Take-Two Interactive Software 4

World-Class Creative Teams Fundamental to Success

- The foundation of our success is the creative talent at our labels – Rockstar Games and 2K
- Developed 4 of the 10 highest-rated titles for Xbox 360 and PS3, and the highest-rated title for Xbox One and PS4[1]
- 11 franchises with at least one 5 million unit selling release
- 50 individual, multi-million unit selling titles


grand theft auto

- Industry's most iconic and critically acclaimed brand
- Series has sold-in over 245 million units, including over 65 million units of *Grand Theft Auto V*
- *Grand Theft Auto V* reached $1 billion in retail sales faster than any entertainment release in history
- Extending franchise with *Grand Theft Auto Online*


NBA 2K14
NBA 2K15
NBA 2K16

- Top-selling and top-rated NBA simulation game
- 4 most recent annual releases have sold-in over 7 million units each
- *NBA 2K16* is T2's highest-selling sports game ever, with more than 8 million units sold-in to date
- Strong online engagement and recurrent consumer spending
- Extending franchise with *NBA 2K Online* in China



- One of the world's top strategy titles for PC
- Series has sold-in more than 35 million units
- Successful add-on episodes
- Expanding brand in Asia with *Civilization Online*


RED DEAD REDEMPTION

- Rejuvenated the western entertainment genre
- *Red Dead Redemption* has sold-in more than 14 million units
- Commercially successful expansion content



- Popular, World Wrestling Entertainment video game series released annually
- Sales have grown every year since franchise acquired in 2013
- Last 2 annual releases sold-in over 3 million units each
- *WWE SuperCard* is T2's most financially successful free-to-play mobile offering


BORDERLANDS

- Critically acclaimed, role-playing shooter
- Series has sold-in more than 32 million units
- *Borderlands 2* is 2K's highest-selling title with over 15 million units sold-in to date
- Successful add-on content

(1) *Metacritic.com as of August 23, 2016.*

Take-Two Interactive Software 5

Compensation Program Overview 6 We have adopted the following: Clawback policy Anti-hedging and anti-pledging policies Double trigger acceleration of vesting on a change in control for grants made under an equity plan Strong stock ownership requirements for ZelnickMedia, other NEOs and directors Annual compensation risk assessment for employee plans Equity incentive plan provisions that prohibit re-pricing of stock options without stockholder approval Limited perquisites No tax gross ups in respect of any excise taxes on parachute payments Retention of independent compensation consultants by the Compensation Committee Balanced compensation approach between short- and long-term incentive opportunities Compensation “Best Practices” Compensation Component % Linked to Performance Delivery Form Performance Link Annual Base Salary N/A Cash N/A Annual Incentive 100% Cash Non-GAAP EBITDA Long-Term Incentive (RSUs) 66.7% at target 80% at maximum Time-Based Awards N/A Performance-Based Awards Relative TSR Compensation Component % Linked to Performance Delivery Form Performance Link Annual Base Fee N/A Cash N/A Annual Incentive 100% Cash Non-GAAP EBITDA Long-Term Incentive (Equity Grants) 55% at target 71% at maximum Time-Based Awards N/A Performance-Based Awards 75% Relative TSR Performance 12.5% New IP Performance 12.5% Major IP Performance Compensation Components for Other Take-Two NEOs(1) Management Agreement with ZelnickMedia(1) For further detail, refer to Take-Two’s Proxy Statement filed on July 28, 2016.

Highly Performance-Based Compensation Program

- **The performance-based nature of our compensation plan creates a strong link between our executives' compensation and the Company's performance**
  - The annual bonus opportunity is fully performance-based for all Take-Two NEOs and under the ZelnickMedia management agreement
  - Two-thirds of equity grants for Take-Two NEOs and more than half of all equity grants to ZelnickMedia are performance-based
- **The majority of the pay opportunity for Take-Two's NEOs is performance-based**



TTWO Program[1]
(Max Compensation)
19%
12%
Performance Based 69%
ZM Agreement[2]
(Max Compensation)
14%
18%
Performance Based 68%
Annual Base Salary
LTI (Time Based Awards)
Performance Based Compensation (Annual Incentive + LTI Performance Based Awards)

Design Features that Support Pay and Performance Alignment

- ✓ Annual incentives determined by performance against a pre-set, objective financial metric
- ✓ Performance metric for annual incentive plans is Non-GAAP EBITDA
- ✓ Caps on annual incentive awards
- ✓ Majority of compensation is delivered in equity
- ✓ Majority of long-term incentive compensation is performance-based
- ✓ Vesting of performance equity is based on relative TSR performance and product performance

(1) Based on fiscal 2016 compensation for Take-Two NEOs (Lainie Goldstein and Daniel Emerson).
(2) 2014 ZelnickMedia Management Agreement, based on incentive awards granted at effective date.

Take-Two Interactive Software 7

Strategic Use of Equity Aligned with TTWO Achievements and Shareholder Interests

Continuing track record of focusing our executives on the long term and securing creative talent to drive company performance…

- **Valuable tool to incentivize employees over the long term**
  - Equity incentives are used throughout TTWO, beyond the executive level
  - Aligns our employees' interests with those of shareholders
  - Motivates employees, including our executives, to drive long term growth and value at TTWO
- **Essential to retain creative talent that is core to our financial and strategic achievements and continued success**
  - Intense competition for creative talent in our industry, particularly due to how performance is measured in the gaming industry
  - TTWO's creative talent, Rockstar Games and 2K, have driven extraordinary performance in 2016 and ongoing momentum through key titles including *Grand Theft Auto V*, *NBA 2K* and *WWE 2K*, in addition to new releases in the pipeline for fiscal year 2017

…While using capital efficiently to repurchase shares and minimize dilution for our shareholders

- **As of March 31, 2016, we have repurchased a total of 5.2 million shares during the past three years**
  - We have ~9.0 million shares of common stock that remain available for repurchase under our current share repurchase authorization
- **Although we continue to strategically use equity to compensate our employees and retain creative talent, we have taken a disciplined approach to share repurchasing, as demonstrated by the relatively consistent number of shares outstanding during the past five years**

Weighted Avg. Common Shares Outstanding[1]
(shares in thousands)



83,356
85,581
84,519
80,367
83,417
FY2012
FY2013
FY2014
FY2015
FY2016

(1) Based on weighted average common shares outstanding – basic, as disclosed in TTWO's 2016 and 2015 Form 10-K.

Take-Two Interactive Software 8

Vote FOR Proposed Amendments to 2009 Stock Incentive Plan 9 Uses of Equity Compensation Critical to driving our business, building shareholder value and continued success Aligns interests between creative employees and the Company’s shareholders Almost 2/3 of our employees work in our development studios and have technical capabilities to develop software titles for multiple platforms In FY 2016, 64% of equity awards were used to retain creative talent Requesting authority to increase the number of shares available for issuance by 1.4 million shares; allows us to continue to use equity to attract, retain and motivate the Company’s creative talent Strong Governance of Plan Features Annual limits on awards to individual participants No evergreen provisions for share reserve Annual Compensation limits for non-employee directors Minimum vesting periods for certain awards No repricing of stock options without shareholder approval No discounted stock options or SARs Clawback provisions included Non-liberal definition of change in control No automatic grants Double trigger acceleration of equity vesting on a change of control for grants made after July 2014 No payment of dividends or dividend equivalents on unvested performance-based awards for grants made after July 2014 Other, 15% Non-ZM NEOs and Directors, 5% Awards to our Labels, 64% Zelnick Media, 16%

Independent Board with Deep Industry Experience

Diverse Knowledge and Skills in the Boardroom and Strong Independent Leadership

Director Backgrounds & Expertise

Management & Creative Talent	Global Business Operations
Financial & Investment Expertise	Leadership
Governance	Consulting Experience
Marketing Insight	Entertainment & Media Expertise
Strategic Advisory	Government

Director Tenure (Avg.)

8.3 years[1]

Well-balanced between fresh perspectives and institutional knowledge

Independence


17%
83%
Independent
CEO/Executive Chairman

Effective Governance and Compensation Practices

- Independent Board (except for Chairman/CEO)
- Annually Elected Directors
- Strong Lead Independent Director Role
- No Supermajority Voting Requirements
- Shareholders Action By Written Consent
- Governance Committee Oversees Company Policies
- Significant Director Stock Ownership Requirement (5x annual cash retainer)
- Executive Stock Ownership Requirements (ZelnickMedia: 5x annual base fee; Other NEOs: 3x annual base salary)[2]

(1) Director Tenure calculated as of September 1, 2016.
(2) For both Take-Two and ZelnickMedia compensation programs.

Take-Two Interactive Software 10

Proxy Materials Take-Two Interactive Software, Inc. (the “Take-Two”) filed a definitive proxy statement with the Securities and Exchange Commission ("SEC") with respect to its 2016 Annual Meeting of Stockholders.  Stockholders should read the definitive proxy statement carefully, before making any voting decision because it contains important information.  Stockholders may obtain that proxy statement, any amendments or supplements to that proxy statement and other documents filed by Take-Two with the SEC free of charge at the SEC's website (www.sec.gov) or at Take-Two’s website at www.take2games.com. Take-Two and its directors, executive officers and other employees may be deemed to be participants in any solicitation of proxies from Take-Two stockholders in connection with the matters to be considered at the 2016 Annual Meeting.  Information about Take-Two’s directors and executive officers is available in the proxy statement.

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